UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________

FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 28, 2006

INTERNATIONAL AMERICAN TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in its Charter)

Commission File No.: 0-50912

Nevada	88-0225318
(State of Incorporation)	(I.R.S. Employer Identification No.)

601 Cien Street, Suite 235 Kemah, TX	77565-3077
(Address of Principal Executive Offices)	(ZIP Code)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (281) 334-9479

TABLE OF CONTENTS

ITEM 8.01 OTHER EVENTS
SIGNATURES

ITEM 8.01 OTHER EVENTS Back to Table of Contents

On April 28, 2006, International American Technologies, Inc. (the "Registrant") filed its annual report on Form 10-KSB for the fiscal year ended December 31, 2005. The Registrant will file an amended Form 10-KSB containing additional footnote disclosure and ministerial corrections on or before May 5, 2006.

SIGNATURES

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 1, 2006

International American Technologies, Inc.
By: Gary D. Woerz, President and Chief Financial Officer
/s/ Gary D. Woerz